Exhibit 10.4

DEFAULT AGREEMENT

Default Agreement, dated as of November 19, 2008, by and among Manhattan Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, with a principal address at 48 Wall Street, Suite 1100, New York, New York 10005, and the persons and entities listed on Schedule A hereto (individually, a “Lender” and, collectively, the “Lenders”).

WHEREAS, the Company holds 500 shares (the “Shares”) of Hedrin Pharmaceuticals K/S, a Danish limited partnership (the “Partnership”);

WHEREAS, the Lenders are the holders of the Company’s 12% Senior Secured Notes (the “Notes”) in the principal amounts set forth opposite their names on Schedule A hereto;

WHEREAS, in connection with the issuance and sale of the Notes, the Company has entered into a Security Agreement, dated as of November 19, 2008 (the “Security Agreement”), with the Lenders, pursuant to which the Company has granted to the Lenders a security interest in all of the Company’s assets, other than the Shares;

WHEREAS, the Company wishes to provide, as additional security for its Secured Obligations (as defined in the Security Agreement) under the Notes, for the sale of the Shares to the extent necessary to generate proceeds for the payment of amounts due under the Notes in the event of an Event of Default (as defined in the Notes) under the Notes, and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to make the loans under the Notes, the Company hereby agrees with the Lenders as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Security Agreement.

2. Rights Upon an Event of Default.

(a) Pursuant to and in accordance with the Security Agreement, the Collateral Agent, if and when so appointed (and if not appointed, the Required Lenders) shall act for and on behalf of the Lenders as Collateral Agent under this Default Agreement and has been appointed the Company’s attorney in fact, with full authority in the place and stead of the Company and in the name of the Company to take any and all action including, but not limited to, executing any and all instruments that the Collateral Agent may deem necessary and/or advisable under this Default Agreement, as applicable, to enforce Lenders’ rights hereunder.

(b) Upon an Event of Default, the Collateral Agent shall have the right, subject to Section 3 below, with respect to the Shares to give the Company a written notice (the “Sale Notice”) that all or a portion (as necessary) of the Shares must be immediately sold in order to generate proceeds to fulfill any and all Secured Obligations of the Company to the Lenders. The Sale Notice may be revoked at any time by written notice solely by the Collateral Agent and shall be rescinded and null and void if and at such time as there is no longer any outstanding uncured Event of Default.

(c) After receipt of the Sale Notice, the Company shall promptly use its commercially reasonable efforts to sell all or a portion (as necessary to pay the Secured Obligations) of the Shares to an unaffiliated third party (a “Third Party Purchaser”) on an arms’ length basis. The Company may undertake any reasonable process for selling the Shares and the Company shall not be required to retain any investment banker, finder, or other financial advisor in connection with the sale of the Shares. Any sale of Shares to a Third Party Purchaser shall be subject to the approval of the Board of Directors of the Company in the exercise of its fiduciary obligations under applicable law.

(d) To the extent that the Company is unsuccessful in entering into an agreement with a Third Party Purchaser with respect to a sale of the Shares within sixty (60) days of the Sale Notice, the Company shall on the sixty first (61st) day (or earlier) inform the Lenders in writing of such fact and, and the Placement Agent and/or the Required Lenders shall have the option of accepting Shares in fulfillment of the Secured Obligations, or requiring the Company to engage an investment banking firm, acceptable to either the Placement Agent or the Required Lenders, to complete the sale of Shares to a Third Party Purchaser. Any acceptance of Shares by the Lenders, or requirement to engage an investment banker, shall be made in writing by the Collateral Agent and shall be binding on all Lenders. The number of Shares to be transferred to the Lenders shall be determined by dividing the amount of the Secured Obligations to be paid by the fair market value of a Share. The fair market value of a Share shall be determined by a reputable investment banker (the “Banker”), unaffiliated with the Company or any of the Lenders, and chosen by the Board of Directors of the Company and reasonably acceptable to the Collateral Agent. The Company shall pay the fees and expenses of the Banker.

(e) In the event that (i) the value of all the Shares, together with the value of cash and other assets available to apply to the Secured Obligations is greater than the Secured Obligations and (ii) the Collateral Agent provides notice to the Company that the Lenders will accept Shares as partial fulfillment of the Secured Obligations, then to the extent that any of the Company’s cash and other assets do not fulfill all of the Secured Obligations of the Company to the Lenders then the Company shall, transfer such number of Shares equal to the value of any remaining outstanding Secured Obligations to the Lenders as fulfillment of any remaining outstanding Secured Obligations of the Company. Any Shares, cash and other property transferred to the Lenders shall (unless otherwise agreed by the Company and all the Lenders) be allocated to the Lenders pro rata based on the amount of Secured Obligations owed to each such Lender so that, each Lender shall receive the same combination of Shares, cash and other property.

3. Joint Venture Agreements.

(a) Reference is made to the Limited Partnership Agreement of the Partnership, dated February, 2008, as amended (the “Partnership Agreement”), and the Shareholders’ Agreement, dated February 2008, as amended (the “Shareholders’ Agreement”) of Hedrin Pharmaceuticals General Partner ApS (the “General Partner”), among the holders of shares of the General Partner. It is acknowledged and agreed that, in accordance with the Shareholders’ Agreement, any transfer of Shares must be accompanied by a transfer of a pro rata number of shares of the General Partner (“General Partner Shares”). Any transfer of Shares hereunder and a corresponding transfer of General Partner Shares, including any sale to a Third Party Purchaser or transfer to the Lenders, shall be subject to compliance with the terms of the Partnership Agreement and the Shareholders’ Agreement. Without limiting the foregoing, the Lenders acknowledge that (i) the Shares are subject to a right of first refusal in favor of the other limited partners of the Partnership as set forth in the Partnership Agreement, (ii) the other limited partners of the Partnership have certain tag-along rights (“Tag-Along Rights”) with respect to transfers of the Shares as set forth in the Partnership Agreement and (iii) the Shareholders’ Agreement contains certain restrictions on transfer of the General Partner Shares. In addition, under the Joint Venture Agreement, dated January 31, 2008, as amended, by and between the Company and Nordic Biotech Venture Fund II K/S (“Nordic”), Nordic has certain rights to sell its shares in the Partnership and the General Partner (the “Put Rights”) to the Company.

(b) The Company shall have no liability hereunder to the extent that any sale or transfer of the Shares contemplated by this Agreement is not completed because of any action or inaction by the other limited partners of the Partnership or shareholders of the General Partner, including due to any exercise by Nordic of its Put Rights or Tag-Along Rights. In the event that any action or inaction by the other limited partners of the Partnership or shareholders of the General Partnership, are in violation of the Partnership Agreement or the Shareholders’ Agreement, as the case may be, the Company will use its reasonable commercial efforts to cause such parties to comply with the terms of the Partnership Agreement and/or the Shareholders’ Agreement, as applicable. The Company may, in its sole discretion, cease all efforts to sell Shares (and General Partner Shares) to a Third Party Purchaser or transfer Shares (and General Partner Shares) to the Lenders hereunder, without any liability to the Lenders hereunder, if Nordic exercises any of its Put Rights or Tag-Along Rights.

(c) Nothing contained herein shall be deemed a transfer, attempted transfer, lien, pledge or other encumbrance on the Shares or the General Partner Shares. Nothing contained herein shall prevent, or require any Lender consent for, the Company’s exercise of all rights and privileges of a shareholder of the Partnership or the General Partner with respect to the Shares and General Partner Shares, including any sale of the Shares or the General Partner Shares.

(d) In accordance with the Partnership Agreement, upon any transfer of the Shares and General Partner Shares to the Lenders, the Lenders shall execute and adhere to the Partnership Agreement and the Shareholders’ Agreement. BY EXECUTING THIS AGREEMENT EACH LENDER AGREES THAT UPON EXECUTION OF THE PARTNERSHIP AGREEMENT AND THE SHAREHOLDERS’ AGREEMENT BY THE COLLATERAL AGENT, SOLELY ON BEHALF OF THE LENDERS, EACH LENDER SHALL BE BOUND BY THE PARTNERSHIP AGREEMENT AND THE SHAREHOLDERS’ AGREEMENT AS IF HE, SHE OR IT WERE A PARTY SIGNATORY THERETO.

4. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

5. No Waiver; Cumulative Remedies. The Lenders shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

6. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Collateral Agent. This Agreement shall be binding upon the successors and assigns of the Borrower; provided that any Third Party Purchaser of the Shares or the General Partner Shares shall not be bound by this Agreement, and, subject to the foregoing, shall inure to the benefit of the Lenders and their respective successors and assigns.

7. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given: (a) when personally delivered, (b) five (5) days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or (c) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to (i) in the case of the Company, at its address as set forth above and (ii) in the case of the Lenders, at the addresses set forth on Schedule A to this Agreement.

8. Governing Law; Venue; Waiver Of Jury Trial. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to, arising out of or under this Agreement, shall be brought solely and exclusively in a federal or state court located in the City, County and State of New York. By their execution hereof, the parties hereby expressly covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding (including, but not limited to, any motions made), the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements. The Company and the Lenders hereby waive all rights to a trial by jury.

9. Termination. This Agreement shall terminate and be of no further force or effect at such time as the Company shall have fully satisfied its Secured Obligations or shall have disposed of all of the Shares.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

MANHATTAN PHARMACEUTICALS, INC.

By:	/s/ Michael McGuinness
Name: Michael McGuinness Title: Chief Financial Officer

LENDERS:
The LENDERS executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

ANNEX A

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Default Agreement dated as of November 19, 2008 (the “Default Agreement”), between the undersigned, Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, hereby agrees that execution by the Investors of this Investor Counterpart Signature Page shall constitute an agreement to join the Security Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions of the Default Agreement.

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Neel B. Ackerman

Signature:	Signature: /s/ Neel B. Ackerman

Date:	Date: October 27, 2008

Print Name:	Co-Investor Print Name: Martha N. Ackerman

Title:	Co-Investor Signature: /s/ Martha N. Ackerman

Date: October 27, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Stephen M. Burnich Revocable Trust u/a 10/08/04	Print Name:

Signature: /s/ Stephen M. Burnich	Signature:

Date: October 29, 2008	Date:

Print Name: Stephen M. Burnich	Co-Investor Print Name:

Title: Trustee	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ennio De Pianto

Signature:	Signature: /s/ Ennio De Pianto

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Matthew Ernst

Signature:	Signature: /s/ Matthew Ernst

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: John M. Goodman Living Trust	Print Name:

Signature: /s/ John M. Goodman	Signature:

Date: November 4, 2008	Date:

Print Name: John M. Goodman	Co-Investor Print Name:

Title: Trustee	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Leon Kanner

Signature:	Signature: /s/ Leon Kanner

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name: Rosemary Kanner

Title:	Co-Investor Signature: /s/ Rosemary Kanner

Date: October 29, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Richard Kindt

Signature:	Signature: /s/ Ricahrd Kindt

Date:	Date: October 29, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Douglas E. Pritchett

Signature:	Signature: /s/ Douglas E. Pritchett

Date:	Date: October 31, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Jerome A. Shinkay

Signature:	Signature: /s/ Jerome A. Shinkay

Date:	Date: October 31, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Michael J. Spezia

Signature:	Signature: /s/ Michael J. Spezia

Date:	Date: November 3, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: George D. Wilson

Signature:	Signature: /s/ George D. Wilson

Date:	Date: October 27, 2008

Print Name:	Co-Investor Print Name: Diane J. Wilson

Title:	Co-Investor Signature: /s/ Diane J. Wilson

Date: October 27, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Joseph L. Jerger

Signature:	Signature: /s/ Joseph L. Jerger

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: David Pudelsky

Signature:	Signature: /s/ David Pudelsky

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name: Nancy Pudelsky

Title:	Co-Investor Signature: /s/ Nancy Pudelsky

Date: November 6, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James R. Buck

Signature:	Signature: /s/ James R. Buck

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: John O. Dunkin

Signature:	Signature: /s/ John O. Dunkin

Date:	Date: November 4, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: NFS/FMTC SEP IRA FBO Jay Jennings	Print Name:

Signature: /s/ Jay Jennings	Signature:

Date: October 29, 2008	Date:

Print Name: Jay Jennings	Co-Investor Print Name:

Title: IRA Owner	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Landmark Community Bank Collateral Account FBO Estate of Catherine Nasser	Print Name:

Signature: /s/ William K. Nasser, Jr.	Signature:

Date: November 4, 2008	Date:

Print Name: William K. Nasser, Jr.	Co-Investor Print Name:

Title: Attorney-in-fact	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Nasser Family Trust	Print Name:

Signature: /s/ William K. Nasser	Signature:

Date: November 4, 2008	Date:

Print Name: William K. Nasser	Co-Investor Print Name:

Title: Trustee	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James R. Kahn

Signature:	Signature: /s/ James R. Kahn

Date:	Date: November 12, 2008

Print Name:	Co-Investor Print Name: Debra A. Kahn

Title:	Co-Investor Signature: /s/ Debra A. Kahn

Date: November 12, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: A. Starke Taylor, Jr.

Signature:	Signature: /s/ A. Starke Taylor, Jr.

Date:	Date: October 7, 2008

Print Name:	Co-Investor Print Name: Carolyn Taylor

Title:	Co-Investor Signature: /s/ Carolyn Taylor

Date: October 7, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Mark Vollmer

Signature:	Signature: /s/ Mark Vollmer

Date:	Date: November 11, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Robert J. Guercio

Signature:	Signature: /s/ Robert J. Guercio

Date:	Date: November 6, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ralph Hanby

Signature:	Signature: /s/ Ralph Hanby

Date:	Date: November 13, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Robert E. Jacobson

Signature:	Signature: /s/ Robert E. Jacobson

Date:	Date: November 10, 2008

Print Name:	Co-Investor Print Name: Saralee Jacobson

Title:	Co-Investor Signature: /s/ Saralee Jacobson

Date: November 10, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Michael Cushing

Signature:	Signature: /s/ Michael Cushing

Date:	Date: November 13, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Raymond Yarusi, Jr.

Signature:	Signature: /s/ Raymond Yarusi, Jr.

Date:	Date: November 12, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James C. Orr

Signature:	Signature: /s/ James C. Orr

Date:	Date: November 9, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Vernon L. Simpson

Signature:	Signature: /s/ Vernon L. Simpson

Date:	Date: November 17, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Michael Yokoyama & Jaye Ventui Family Trust	Print Name:

Signature: /s/ Michael Yokoyama & /s/ Jaye Venuti	Signature:

Date: November 12, 2008	Date:

Print Name: Michael Yokoyama & Jaye Ventui	Co-Investor Print Name:

Title: Co-Trustees	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Frederick Peet

Signature:	Signature: /s/ Frederick Peet

Date:	Date: November 7, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ronald Rasmussen

Signature:	Signature: /s/ Ronald Rasmussen

Date:	Date: November 12, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Lewis R. Jacobson

Signature:	Signature: /s/ Lewis R. Jacobson

Date:	Date: November 17, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Mark B. Ginsburg

Signature:	Signature: /s/ Mark B. Ginsburg

Date:	Date: November 18, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Gregory Dovolis

Signature:	Signature: /s/ Greogory Dovolis

Date:	Date: November 3, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: William S. Silver

Signature:	Signature: /s/ William S. Silver

Date:	Date: November 5, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Praful Desai

Signature:	Signature: /s/ Praful Desai

Date:	Date: November 5, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Thomas Gemellaro

Signature:	Signature: /s/ Thomas Gemellaro

Date:	Date: November 13, 2008

Print Name:	Co-Investor Print Name:

Title:	Co-Investor Signature:

Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Howard M. Tanning Rollover IRA	Print Name:

Signature: /s/ Howard M. Tanning	Signature:

Date: November 3, 2008	Date:

Print Name: Howard M. Tanning	Co-Investor Print Name:

Title: IRA Owner	Co-Investor Signature:

Date:

Schedule A

Name of Lenders	Principal Amount of Note

Neel B. Ackerman and Martha N. Ackerman	$200,000
Stephen M. Burnich Revocable Trust u/a 10/08/04	$25,000
Ennio De Pianto	$50,000
Matthew Ernst	$25,000
John M. Goodman Living Trust	$25,000
Leon Kanner & Rosemary E. Kanner	$25,000
Richard Kindt	$10,000
Douglas E. Pritchett	$50,000
Jerome A. Shinkay	$10,000
Michael J. Spezia	$25,000
George D. Wilson & Diane J. Wilson	$10,000
Joseph L. Jerger	$10,000
David & Nancy Pudelsky	$25,000
James R. Buck	$10,000
John O. Dunkin	$15,000
NFS/FMTC SEP IRA FBO Jay Jennings	$15,000
Landmark Community Bank Collateral Account FBO Estate of Catherine Nasser	$65,000
Nasser Family Trust	$25,000
James R. Kahn & Debra A. Kahn, JTWROS	$5,000
Carolyn N. Taylor & A. Starke Taylor, Jr.	$50,000
Mark Vollmer	$5,000
Robert J. Guercio	$25,000
Ralph Hanby	$5,000
Robert E. Jacobson & Saralee Jacobson, JTWROS	$10,000
Michael Cushing	$30,000
Raymond Yarusi, Jr.	$5,000
James Orr	$25,000
Vernon L. Simpson	$25,000
Michael H. Yokoyama & Jaye S. Venuti Family Trust	$25,000
Frederick Peet	$20,000
Ronald Rasmussen	$10,000
Lewis R. Jacobson	$5,000
Mark B. Ginsburg	$25,000
Gregory J. Dovolis	$20,000
William S. Silver	$25,000
Praful Desai	$25,000
Thomas Gemellaro	$5,000
Howard M. Tanning Rollover IRA	$70,000
TOTAL:	1,035,000